SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

LUMINEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

12212 Technology Boulevard, Austin, Texas	78727

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-10.1 PATRICK J. BALTHROP EMPLOYMENT AGREEMENT
EX-10.2 PATRICK J. BALTHROP STOCK AGREEMENT
EX-10.3 PATRICK J. BALTHROP OPTION AGREEMENT
EX-99.1 PRESS RELEASE 05/17/04

Item 7. Financial Statements and Exhibits.

(c) Exhibits

10.1	Employment Agreement between the Company and Patrick J. Balthrop dated May 15, 2004

10.2	Restricted Stock Agreement between the Company and Patrick J. Balthrop dated May 15, 2004

10.3	Non-Qualified Stock Option Agreement between the Company and Patrick J. Balthrop dated May 15, 2004

Item 9. Regulation FD Disclosure.

On May 17, 2004, Luminex Corporation issued a press release with respect to the appointment of Patrick J. Balthrop as its new Chief Executive Officer and President, the text of which is furnished as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION
Date: May 17, 2004	By:	/s/ Harriss T. Currie
Harriss T. Currie
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
10.1	Employment Agreement between the Company and Patrick J. Balthrop dated May 15, 2004

10.2	Restricted Stock Agreement between the Company and Patrick J. Balthrop dated May 15, 2004

10.3	Non-Qualified Stock Option Agreement between the Company and Patrick J. Balthrop dated May 15, 2004

99.1	Press Release Issued by Luminex Corporation dated May 17, 2004.